TILSON INVESTMENT TRUST

TILSON FOCUS FUND

TILSON DIVIDEND FUND

SUPPLEMENT

Dated September 20, 2011

This Supplement to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) dated February 28, 2011 for the Tilson Focus Fund and the Tilson Dividend Fund (each a “Fund” and the “Funds”), each a series Tilson Investment Trust (the “Trust”) updates the Prospectus and SAI to revise the information as described below.  For more information, please contact the Funds at 1-888-4Tilson (1-888-484-5766).

Appointment of a New Fund Accountant and Administrator

Effective on or about the close of business September 30, 2011, ALPS Fund Services, Inc. (“ALPS”) will serve as Fund Accountant and Administrator to the Funds. Effective on or about the close of business September 30, 2011, all references in the Prospectus and SAI to the “Administrator” or the “Fund Accountant and Administrator” shall refer thereafter to ALPS.

Effective on or about the close of business September 30, 2011, the following information replaces similar information found on page 29 and 30 of the SAI:

Compensation of the Administrator, based upon the average daily net assets of the Funds for fund administration, is the greater of 1) $215,000, or 2) at the annual rate of 0.05% of the first $500M of the Trust’s net assets; 0.03% on the next $500 million in net assets to $1 billion; and 0.02% on all Trust net assets over $1 billion. The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses.

Appointment of a New Transfer Agent

Effective on or about the close of business September 30, 2011, ALPS will serve as Transfer Agent to the Funds. Effective on or about the close of business September 30, 2011, all references in the Prospectus and SAI to the “Transfer Agent” shall refer thereafter to ALPS. In addition, effective on or about the close of business September 30, 2011, all references to the address of the Transfer Agent shall be replaced with P.O. Box 8656, Denver, CO 80201 (for Regular Mail) and 1290 Broadway, Suite 1100, Denver, CO 80203 (for Overnight Delivery).

Effective on or about the close of business September 30, 2011, the following information replaces similar information found on page 30 of the SAI:

The Transfer Agent is compensated based upon a $25,000 annual base fee per Fund, and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Trust for certain out-of-pocket expenses.

Appointment of a New Distributor

Effective on or about the close of business September 30, 2011, ALPS Distributors, Inc. (“ALPS Distributors”) began serving as Distributor to the Funds. Effective on or about the close of business September 30, 2011, all references in the Prospectus to the Distributor shall refer thereafter to ALPS Distributors. In addition, effective on or about the close of business September 30, 2011, all references to the address of ALPS Distributors shall be replaced with 1290 Broadway, Suite 1100, Denver, CO 80203.

Termination of the Compliance Services Agreement

Effective on or about the close of business September 30, 2011, the following information will be deleted from page 30 of the SAI:

Compliance Services Administrator. The Trust has entered into an compliance services arrangement with Nottingham Compliance Services, LLC (“NCS”), located at 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. Under the agreement, NCS, a wholly-owned affiliate of the Administrator, will assist the Trust’s Chief Compliance Officer in preparing and updating the Trust’s compliance manual, and in monitoring and testing compliance with the policies and procedures under the Trust’s compliance manual.

New Contact Information

Effective upon the appointment of the new Fund Accountant and Administrator, new Transfer Agent and new Distributor, the contact information on the last page of the Prospectus shall be replaced with the following:

The Funds’ Statement of Additional Information and the Annual and Semi-annual Reports are available free of charge on the Funds’ website listed below and upon request by contacting the Funds (you may also request other information about the Funds or make shareholder inquiries) as follows:

By telephone:

1-888-4TILSON

(1-888-484-5766)

By mail:

Tilson Funds

c/o Transfer Agency
P.O. Box 8656
Denver, CO  80201

By e-mail:

tilsonmutualfunds@alspinc.com

On the Internet:

www.tilsonmutualfunds.com

Investors Should Retain this Supplement for Future Reference

US2000 12241450.1